UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 19, 2007

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other	(Commission File Number)	(IRS Employer
jurisdiction)		Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CRS    230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)          (1) On October 12, 2007, in connection with the completion of the acquisition of Arcotronics Italia S.p.A. (“Arcotronics”), the Registrant entered into a Senior Facility Agreement (the “Credit Agreement”) with UniCredit Banca d’Impresa S.p.A. (“UniCredit”) whereby UniCredit agreed to lend to the Registrant up to EUR 47,000,000.  The Registrant used a portion of this borrowing to repay outstanding indebtedness of Arcotronics, with the balance available for general corporate purposes.

(a)          (2) The material terms and conditions of the Credit Agreement are as follows:

(i)                                     Maturity: 18 months less one day from the date of funding.

(ii)                                  Interest Rate:  Floating at three month EURIBOR plus 120 basis points.

(iii)                               Amortization:  Bullet payment at maturity.

(iv)                              Structure:  Unsecured.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2007	KEMET Corporation

/s/ DAVID E. GABLE
David E. Gable
Senior Vice President and
Chief Financial Officer